UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 19, 2004	333-81778
Date of Report (Date of earliest event reported)	(Commission File Number)

WHEELING ISLAND GAMING, INC.
(Exact name of registrant as specified in its charter)

Delaware	16-1333214
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1 South Stone Street, Wheeling, West Virginia 26003
(Address of Principal Executive Offices) (Zip Code)

(304) 232-5050
(Registrant’s telephone number, including area code)

ITEM 8.01                                         OTHER EVENTS.

On September 19, 2004, Wheeling Island Gaming, Inc. (the “Company”) issued a press release, filed as an Exhibit to this Current Report on Form 8-K, with respect to the immediate effects that the recent flood in the Ohio Valley had on the Company and other related matters.

ITEM 9.01                                         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1  Press Release, dated September 19, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.

	By:	/s/ Michael D. Corbin
		Name:	Michael D. Corbin
		Title:	Vice President-Finance

Date: September 22, 2004

EXHIBIT INDEX

DOC. NO.	DOCUMENT DESCRIPTION

99.1	Press Release, dated September 19, 2004.